Exhibit 10.11

STATIONDIGITAL CORPORATION

SECOND AMENDMENT IN CONNECTION WITH THE

AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

DATED AUGUST 26, 2014

THE DATE OF THIS SECOND AMENDMENT IS JANUARY 14, 2015

Reference is made to the Amended and Restated Securities Purchase Agreement, dated August 26, 2014 (the “SPA”), by and among StationDigital Corporation (the “Company”), each purchaser of 12% senior secured convertible notes (the “Notes”) and warrants to purchase shares of common stock of the Company (the “Warrants”) as identified on the signature pages thereto (the “Purchasers”) and Steel Pier Capital Advisors, LLC, as the collateral agent. Capitalized terms used and not defined herein shall have the meanings set forth in the SPA.

The Company wishes to inform its Purchasers of certain revisions made to the Notes and Warrants, which are explained further below in this amendment (the “Second Amendment”). This Second Amendment shall become effective upon receipt of signatures from all Purchasers.

As the revisions represent material changes to the SPA, we ask that you acknowledge that you have reviewed this Second Amendment and consent to the revisions discussed below. Please sign this Second Amendment in the space provided on the next page to indicate your receipt and review of this information as well as your consent.

I.	AMENDMENT TO THE SPA

A.	Section 2.2(a) shall be amended such that (i) the Company may hold additional Closings of sales of Notes and Warrants through and including January 31, 2015 and (ii) the maximum offering amount is increased from $2,300,000 to $3,000,000.

II.	MISCELLANEOUS

A.	Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures shall bind the parties hereto to the same extent as original signatures.

B.	Governing Law. This Second Amendment shall be governed in accordance with the internal laws of the State of New York as set forth in Section 8.8 of the SPA.

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

By signing below, the undersigned (i) agrees to continue as a Purchaser pursuant to the terms of the SPA, Notes and Warrants, and as described herein; and (ii) represents and warrants to the Company that the undersigned has read and reviewed this Second Amendment and understands the revised terms as described herein.

Date: Jan. 20, 2015

STATIONDIGITAL CORPORATION	AXIOM CAPITAL MANAGEMENT. INC.

/s/ Louis Rossi	/s/ Mark Martino
Louis Rossi	Mark Martino
Chief Executive Officer	President and Chief Executive Officer

ENTITY	ENTITY

Eagle Venture Management	Steel Pier Capital Advisors
Print Name of Entity	Print Name of Entity

Sam Bachman	Michael Clofine
Print Name of Authorized Signatory	Print Name of Authorized Signatory

/s/ Sam Bachman	/s/ Michael Clofine
Signature of Authorized Signatory	Signature of Authorized Signatory